                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  December 18, 1998

                              CEC RESOURCES LTD.
              (Exact Name of Registrant as Specified in Charter)

           Alberta                      1-13630                  98-0018241
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

         1605, 700 6th Avenue S.W., Calgary, Alberta, T2P 0T8, Canada
              (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (403) 265-7605

                                Not Applicable
          Former Name or Former Address if Changed Since Last Report

Item 7    FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

On December 18, 1998, CEC Resources Ltd. ("Resources" or the "Company") completed its acquisition of certain assets of Neutrino ("Neutrino") Resources Inc. for a purchase price of approximately, CDN $2.3 million. A Current Report on Form 8-K was filed on December 31, 1998 to report this transaction. This report amends the Company's current report filed December 31, 1998 by adding an audited statement of revenue and direct operating expenses and unaudited pro forma financial information as set forth in the table of contents below.



                              CEC Resources Ltd.

                               Table of Contents

Independent Auditors' Report                                                   2

Statement of Revenues and Direct Operating Expenses                            3

Notes to Statement of Revenues and Direct Operating Expenses                   3

Pro Forma Financial Statements                                                 6

Pro Forma Balance Sheet                                                        7

Pro Forma Statement of Income for the Year Ending November 30, 1998            8

Notes to Pro Forma Financial Statements                                        9

Exhibit                                                                       10

Signature Page                                                                11

INDEPENDENT AUDITORS' REPORT TO THE DIRECTORS OF
CEC RESOURCES LTD.


At the request of CEC Resources Ltd., we have audited the accompanying statement of revenues and direct operating expenses attributable to the Wayne-Rosedale Field ("the Property"), acquired by CEC Resources Ltd. from Neutrino Resources Inc. ("Neutrino"), for the year ended November 30, 1998. This statement is the responsibility of CEC Resources Ltd.'s management. Our responsibility is to express an opinion on the financial statement based on our audit.

The accompanying statement was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (for inclusion in the report on Form 8-K of CEC Resources Ltd.) and is not intended to be a complete financial presentation of CEC Resources Ltd.'s interest in the Property.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the financial statement referred to above presents fairly, in all material respects the revenues and direct operating expenses attributable to the Wayne-Rosedale Field, acquired by CEC Resources Ltd. from Neutrino, for the year ended November 30, 1998, in accordance with generally accepted accounting principles.


KPMG LLP
Chartered Accountants


Calgary, Canada
February 26, 1999

WAYNE-ROSEDALE FIELD
Acquired by CEC Resources Ltd. from Neutrino Resources Inc.
Statement of Revenues and Direct Operating Expenses
Year ended November 30, 1998

Revenues:
    Oil and natural gas liquids                          $   94,724
    Gas                                                     648,249
                                                        -----------
                                                            742,973

Direct Operating expenses                                   272,674
                                                        -----------
Excess of revenues over direct operating expenses        $  470,299
                                                        ===========

BASIS OF PRESENTATION

On December 18, 1998, CEC Resources Ltd. ("Resources" or the "Company") consummated an acquisition of certain oil and gas properties from Neutrino Resources Inc. ("Neutrino"). The principal assets acquired were working interests in 16 producing natural gas wells and associated leaseholds in the Wayne-Rosedale Field, Alberta, Canada for a cash consideration of approximately CDN $2.3 million.

Historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles are not presented, as such information is neither readily available on an individual property basis nor meaningful for the Property. Historically, complete allocation of administrative overhead was not made to the Property and depreciation, depletion and amortization expense was based on Neutrino's interest in the Property. Accordingly, the accompanying statement is presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

The accompanying statement of revenue and direct operating expenses was derived from the historical accounting records and other applicable source documents of the Property and is presented on the accrual basis of accounting. Certain other costs, such as depreciation, depletion and amortization, allocated general and administrative, interest or income tax expenses, have been excluded. Revenues and direct operating expenses included above are not necessarily representative of future operations. The amounts in this financial statement are in Canadian dollars.

WAYNE-ROSEDALE FIELD
Acquired by CEC Resources Ltd. from Neutrino Resources Inc.


SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)

Estimated Quantities of Proved Oil and Gas Reserves

     The proved reserve information as of November 30, 1998 presented below has been estimated by Sproule Associates Limited, independent geological and petroleum engineering consultants. Proved reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are those which can be expected to be recovered through existing wells with existing equipment and operating methods.

Proved Oil and Gas Reserves at November 30, 1998:

                                Oil and Liquids             Natural Gas
                            (Thousands of Barrels)    (Millions of Cubic Feet)
                            ----------------------    ------------------------
Proved reserves                       51                       2,287
                            ======================    ========================

Proved developed reserves             30                       1,434
                            ======================    ========================

Since reserve evaluations for earlier dates had not been prepared it is not practical to include any information as to changes in reserve quantities, nor any changes, in present value disclosures.


Standardized Measure

     The schedule of Standardized Measure of Discounted Future Net Cash Flows (the "Standardized Measure") is presented below pursuant to the disclosure requirements of the United States Securities and Exchange Commission ("SEC") and Statement of Financial Accounting Standards No. 69, "Disclosures About Oil and Gas Producing Activities" (SFAS 69). Future cash flows are calculated using year-end oil and gas prices and operating expenses, and are discounted using a 10% discount factor.

     The standard measure is intended to provide a standard of comparable measurement of estimated proved oil and gas reserves based on economic and operating conditions existing as of November 30, 1998. The sales price utilized for purposes of estimating the acquired properties' proved reserves and future net revenue is $16.94 per barrel of oil, $12.67 per barrel of natural gas liquids and $2.61 per Mcf of natural gas.

The standardized measure of discounted future net cash flows as of November 30, 1998, related to the estimated proved reserves is as follows:

Future net revenue                                 $  6,617
Future cost:
   Production cost                                   (1,113)
   Crown royalty                                       (443)
   Development cost                                    (167)
                                                  ----------
   Future net cash flows                              4,894

   Discount @ 10%                                    (1,135)
                                                  ----------
   Standardized measure of discounted
   future net cash flows before income taxes       $  3,759
                                                  ==========

Since reserve evaluations for earlier dates had not been prepared it is not practical to include any information as to changes in the standardized measure.


Average Sales Prices

During the twelve months ended November 30, 1998, the weighted average sales prices for the Wayne-Rosedale Field are $2.04 per Mcf of gas, $18.11 per barrel of oil and $14.18 per barrel of liquids.

Development, Acquisition and Exploration

During the twelve months ended November 30, 1998, there were no expenditures for capital improvements to the properties.

                              CEC Resources Ltd.


(b)  Pro Forma Financial Statements (UNAUDITED)

     The accompanying pro forma balance sheet and pro forma consolidated statement of income give effect to the Company's acquisition of the oil and gas properties from Neutrino and are based upon assumptions set forth in the notes to such statements.

     The pro forma financial statements comprise historical data which have been retroactively adjusted or combined to reflect the effects of the above mentioned transaction on the historical financial statements. The historical information assumes that the transaction for which the pro forma effects are shown was consummated on November 30, 1998 for the pro forma balance sheet and December 1, 1997 for the pro forma statement of income. The pro forma information should be read in conjunction with the Company's audited financial statements and the related notes for the year ended November 30, 1998 included in the Company's Form 10-K and the Statement of Revenues and Direct Operating Expenses of the acquisition of the oil and gas properties from Neutrino.

                              CEC RESOURCES LTD.
                            PRO FORMA BALANCE SHEET
                               NOVEMBER 30, 1998
                (Unaudited, in Canadian dollars, in thousands)


                                                                           Neutrino
                                                         Historical      Acquisition       ProForma
                                                        ------------    -------------    -----------

ASSETS
Current Assets:
    Cash and equivalents                                    $1,666         ($1,200) (a)      $466
    Accounts receivable                                        807               0            807
                                                        ------------    -------------    -----------
                                                             2,473          (1,200)         1,273
Property and Equipment
    Oil and gas assets, full cost method                    16,192           2,300 (a)      18,492
    Liquid extraction plant                                  1,477               0           1,477
    Other property and equipment                               108               0             108
                                                        ------------    -------------    -----------
                                                            17,777           2,300          20,077

    Less: Accumulated depreciation, depletion and
    amortization                                            (9,015)              0          (9,015)
                                                        ------------    -------------    -----------

    Net property and equipment                               8,762           2,300          11,062
                                                        ------------    -------------    -----------
                                                           $11,235          $1,100         $12,335
                                                        ============    =============    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                          $237              $0         $   237
    Income taxes payable                                         3               0               3
    Undistributed oil and gas production receipts              113               0             113
                                                        ------------    -------------    -----------
                                                               353               0             353

Future site restoration costs                                  165               0             165
Deferred income taxes                                        1,995               0           1,995
Long-term debt                                                   0           1,100 (a)       1,100

Stockholders' equity:
    Share capital                                            1,534               0           1,534
    Retained earnings                                        7,188               0           7,188
                                                        ------------    -------------    -----------
    Total stockholders' equity                               8,722               0           8,722
                                                        ------------    -------------    -----------
                                                           $11,235          $1,100         $12,335
                                                        ============    =============    ===========

The accompanying notes are an integral part of these financial statements.

                              CEC RESOURCES LTD.
                         PRO FORMA STATEMENT OF INCOME
                         YEAR ENDED NOVEMBER 30, 1998
                (Unaudited, in Canadian dollars, in thousands)

                                                                  Neutrino
                                                Historical      Acquisition      Adjustments        Pro Forma
                                               ------------    -------------    -------------      -----------

REVENUES:
    Oil and gas sales                             $3,235            $919             $0             $4,154
    Royalties, net                                  (277)           (176)           122  (b)          (331)
    Field services                                   246               0              0                246
    Other                                             49               0            (27) (c)            22
                                               ------------    -------------    -------------      -----------
        Total Revenues                             3,253             743             95              4,091

EXPENSES:
    Lease Operating Expense                          710             273              0  (d)           983
    Field services                                   148               0              0                148
    General and administrative                       984               0              0  (e)           984
    Interest and other                                 4               0             82  (c)            86
    Depreciation, depletion and amortization       1,087               0            385  (f)         1,472
                                               ------------    -------------    -------------      -----------
        Total expenses                             2,933             273            467              3,673

    Earnings before income tax                       320             470           (372)               418

Provision for income tax                              80               0             44  (g)           124
                                               ------------    -------------    -------------      -----------
NET INCOME                                          $240            $470          ($416)              $294
                                               ============    =============    =============      ===========


The accompanying notes are an integral part of these financial statements.

                              CEC RESOURCES LTD.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


(a) To reflect Resources' acquisition of oil and gas properties from Neutrino and the related utilization of cash and increase in long-term debt.

(b)  Assumes Alberta Royalty Tax Credits at the Company's fiscal 1998 rate.

(c) Represents the approximate estimated decrease in estimated interest income and increase in interest expense as a result of funding the Neutrino acquisition with cash and the Company's financing commitment.

(d) Although the Company estimates that savings in lease operating expenses are expected to be realized with Resources as the operator of the properties, no adjustment has been shown as such cost saving procedures have only recently been effected and exact results are not know.

(e) The Company does not expect an increase in general and administrative costs as a result of the Neutrino acquisition.

(f) Represents the estimated increase in depreciation, depletion and amortization expense resulting from the inclusion of the Neutrino acquisition in the Company's full cost pool computed on the unit of production method.

(g) To record estimated federal and provincial income tax at a statutory rate of 44.62% related to the net pro forma adjustment.

(c)                                                            EXHIBIT 99(c)


(SPROULE ASSOCIATES LIMITED LETTERHEAD)



February 26, 1999



CEC Resources, Ltd.
1700 Broadway, Suite 1150
Denver, CO 80290



     Sproule Associates Limited consents to the use of its name and its reports dated February 26, 1999 entitled "Evaluation of the P&NG Reserves of CEC Resources Ltd. in the East Carbon Area of Alberta, Constant (SEC) Price Case-Neutrino's Interest (As of November 30, 1998)" in whole or in part, by CEC Resources Ltd. in Resources' Form 8-K Report to the Securities and Exchange Commission regarding the acquisition of certain assets from Neutrino Resources, Inc. on December 18, 1998.



                                        For and on behalf of
                                        Sproule Associates Limited


                                        s/Paul B. Jung
                                        Paul B. Jung

                                  SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CEC RESOURCES LTD.
                                            (Registrant)



Date:  March 1, 1999                        By: /s/ Kevin D. Struzeski
                                               -------------------------------
                                                Kevin D. Struzeski - Treasurer